CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post Effective Amendment No. 52 to Registration Statement No. 33-59474 of our report dated December 18, 2006, relating to the financial statements and financial highlights of WM Equity Income Fund, WM Income Fund, WM Mid Cap Stock Fund, WM U.S. Government Securities Fund, WM West Coast Equity Fund, WM High Yield Fund (each a series of WM Trust I), WM California Insured Intermediate Municipal Fund, WM California Municipal Fund and WM Short Term Income Fund (each a series of WM Trust II), appearing in the Annual Report to Shareholders on Form N-CSR/A of WM Trust I and WM Trust II for the year ended October 31, 2006, which appears in the Statement of Additional Information and to the references to us under the heading "Financial Highlights" included in the Prospectuses, which are part of such Registration Statement.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 26, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post Effective Amendment No. 52 to Registration Statement No. 33-59474 of our report dated December 18, 2006, relating to the financial statements and financial highlights of WM Balanced Portfolio, WM Conservative Balanced Portfolio, WM Conservative Growth Portfolio, WM Flexible Income Portfolio and WM Strategic Growth Portfolio (each a series of WM Strategic Asset Management Portfolios, LLC), appearing in the Annual Report to Shareholders on Form N-CSR/A of WM Strategic Asset Management Portfolios, LLC for the year ended October 31, 2006, which appears in the Statement of Additional Information and to the references to us under the heading "Financial Highlights" included in the Prospectuses, which are part of such Registration Statement.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 26, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post Effective Amendment No. 52 to Registration Statement No. 33-59474 of our report dated December 29, 2006, relating to the financial statements and financial highlights of WM Tax Exempt Bond Fund (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the restatement of the financial highlights for the years ended October 31, 2005, 2004, and 2003) (a series of WM Trust I), appearing in the Annual Report to Shareholders on Form N-CSR of WM Trust I for the year ended October 31, 2006, which appears in the Statement of Additional Information and to the references to us under the heading "Financial Highlights" included in the Prospectus, which is part of such Registration Statement.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 26, 2007